UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) of the
                       SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 7, 2002



                               USA INTERACTIVE
              (Exact name of Registrant as specified in charter)



      Delaware                       0-20570                    59-2712887
(State or other jurisdiction      (Commission File            (IRS Employer
    of incorporation)                  Number)              Identification No.)




      152 West 57th Street, New York, NY                           10019
  (Address of principal executive offices)                      (Zip Code)


             Registrant's telephone number, including area code:
                                (212) 314-7300


                              USA NETWORKS, INC.
        (Former name or former address, if changed since last report)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On May 7, 2002, USA Interactive (formerly, USA Networks, Inc., the "Company") announced the completion of a transaction to contribute its Entertainment Group to a joint venture with Vivendi Universal, S.A (the "Transaction"). Filed herewith, and incorporated herein by reference, are the Amended and Restated Transaction Agreement, Equity Warrant Agreement, Amended and Restated Limited Liability Limited Partnership Agreement of Vivendi Universal Entertainment LLLP and the Company's press release announcing the completion of the Transaction.

            The Company filed a definitive proxy statement dated March 25, 2002 (File No. 000-20570), relating to the Transaction (the "Proxy Statement"). The Proxy Statement, which contains additional information about the Transaction, is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Not Applicable.

(b) The pro forma financial information relating to the Transaction is included in the Proxy Statement, incorporated herein by reference.

(c)   Exhibits.



Exhibit No.   Description

     2.1 Amended and Restated Transaction Agreement, dated as of December 16, 2001, among Vivendi Universal, S.A., Universal Studios, Inc., USA Networks, Inc., USANi LLC and Liberty Media Corporation

     4.1 Equity Warrant Agreement between USA Networks, Inc. and The Bank of New York

    99.1 Amended and Restated Limited Partnership Agreement of Vivendi Universal Entertainment LLLP, dated as of May 7, 2002, by and among USI Entertainment Inc., USANi Holdings XX, Inc., Universal Pictures International Holdings BV, Universal Pictures International Holdings 2 BV, NYCSpirit Corp. II, USA Networks, Inc., USANi Sub LLC, New-U Studios Holdings, Inc. and Barry Diller

    99.2      Press Release


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             USA INTERACTIVE


                                             By: /s/  Julius Genachowski
                                                --------------------------
                                             Name:  Julius Genachowski
                                             Title: Executive Vice President and
                                                    General Counsel


      Date: May 17, 2002

                                   EXHIBIT INDEX

Exhibit No.   Description

     2.1 Amended and Restated Transaction Agreement, dated as of December 16, 2001, among Vivendi Universal, S.A., Universal Studios, Inc., USA Networks, Inc., USANi LLC and Liberty Media Corporation

     4.1 Equity Warrant Agreement between USA Networks, Inc. and The Bank of New York

    99.1 Amended and Restated Limited Partnership Agreement of Vivendi Universal Entertainment LLLP, dated as of May 7, 2002, by and among USI Entertainment Inc., USANi Holdings XX, Inc., Universal Pictures International Holdings BV, Universal Pictures International Holdings 2 BV, NYCSpirit Corp. II, USA Networks, Inc., USANi Sub LLC, New-U Studios Holdings, Inc. and Barry Diller

    99.2      Press Release